Business Combination - Proforma Financial Information (Detail) (Seahawk, USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Seahawk
Business Acquisition, Pro Forma Information [Abstract]
Revenue (in dollars)	$ 608.0	$ 611.9
Net Loss (in dollars)	$ (73.8)	$ (478.7)
Basic Loss Per Share (in dollars per share)	$ (0.54)	$ (3.50)
Diluted Loss Per Share (in dollars per share)	$ (0.54)	$ (3.50)